Execution Version

AMENDMENT NO. 11 TO
TRANSFER AND ADMINISTRATION AGREEMENT
THIS AMENDMENT NO. 11 TO TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of October 16, 2014, is by and among THOROUGHBRED FUNDING, INC., a Virginia corporation (the “SPV”), NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, as originator (in such capacity, the “Originator”), and as servicer (in such capacity, the “Servicer”), the “Conduit Investors” party hereto, the “Committed Investors” party hereto, the “Managing Agents” party hereto, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as the Administrative Agent for the Investors, and PNC BANK NATIONAL ASSOCIATION (“PNC”). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Transfer and Administration Agreement (defined below).

WHEREAS, the SPV, the Servicer, NSC, the Conduit Investors, the Committed Investors, the Managing Agents and the Administrative Agent are parties to that certain Transfer and Administration Agreement dated as of November 8, 2007 (as amended, supplemented or otherwise modified as of the date hereof, the “Transfer and Administration Agreement”); and
WHEREAS, the parties to the Transfer and Administration Agreement have agreed to amend the Transfer and Administration Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendment to the Transfer and Administration Agreement. Effective as of the date first written above and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Transfer and Administration Agreement is hereby amended as follows:
1.1.    The definition of “Alternate Rate” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“Alternate Rate” means (i) with respect to the Investor Group for which PNC Bank National Association is the Managing Agent for each day during any Rate Period for any Portion of Investment, an interest rate per annum equal to LMIR for such day plus the Used Fee Rate (as defined in the Fee Letter); provided, that, notwithstanding the foregoing, on any day during any Rate Period that any Portion of Investment is funded or maintained by one or more Committed Investors in any other Investor Group, the “Alternate Rate” under this clause (i) shall be an interest rate per annum equal to LMIR for such day plus 2.00%, and (ii) with respect to any other Investor Group for any Rate Period for any Portion of Investment, an interest rate per annum equal to the LIBO Rate plus 2.00%.
1.2.    The definition of “Commitment Termination Date” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment Termination Date” means October 16, 2016, or such later date to which the Commitment Termination Date may be extended by the Committed Investors (in their sole discretion).
1.3.    Clauses (u) and (v) of the definition of “Eligible Receivable” set forth in Section 1.1 of the Transfer and Administration Agreement are amended and restated in their entireties to read, respectively, as follows:
(u)    the Obligor of which, if a natural Person, is a resident of the United States, or, if a corporation or other business organization, is organized under the laws of the United States or any state or other political subdivision thereof;
(v)    the Obligor of which is a government of any state (or any governmental subdivision or agency thereof) of the United States or the government of the United States;
1.4.    The definition of “FATCA” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“FATCA” means Section 1471 through 1474 of the Code, as of October 17, 2013 (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.
1.5.    The definition of “LIBO Rate” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“LIBO Rate” means (a) the rate published by Thomson Reuters (or by any successor to or substitute or replacement for such service, providing rate quotations comparable to those currently provided by Thomson Reuters, as determined by the Administrative Agent from time to time, for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of the relevant Rate Period, as the rate for dollar deposits with a maturity comparable to such Rate Period; provided, that, in the event that such rate is not available at such time for any reason, then the rate for the relevant Rate Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Rate Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Rate Period, divided by (b) one (1) minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Administrative Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal) applicable to such Rate Period.
1.6.    The definition of “Net Pool Balance” set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
“Net Pool Balance” means, at any time, (a) the aggregate Unpaid Balances of all Eligible Receivables at such time, minus (b) the aggregate, for all Obligors, of the amount by which the Unpaid Balances of such Eligible Receivables (other than Defaulted Receivables) of each Obligor multiplied by the Gross-up Factor exceeds the product of (i) the Concentration Limit for such Obligor, multiplied by (ii) the Unpaid Balances of all Eligible Receivables at such time, minus (c) the amount by which the Unpaid Balance of all Receivables owing from Obligors which are Foreign Obligors exceeds 2.00% of all Eligible Receivables at such time, minus (d) the amount by which the Unpaid Balance of all Receivables owing from Obligors which are the government of any state of the United States or the government of the United States exceeds 2.00% of all Eligible Receivables at such time.
1.7.    Section 1.1 of the Transfer and Administration Agreement is hereby amended to add the following new definitions in appropriate alphabetical order therein:
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the SPV, the Originator, the Servicer or their respective Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended, and any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.
“LMIR” means, for any day during a Rate Period, the one-month Eurodollar rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) on such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the related Managing Agent from another recognized source for interbank quotation, in each case, changing when and as such rate changes.
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions, including, without limitation, on September 12, 2014, Cuba, Burma (Myanmar), Iran, North Korea, Sudan and Syria.
“Sanctioned Person” means, at any time, (a) any Person currently the subject or the target of any Sanctions, including any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, and (b) any Person controlled by any such Person.
“Sanctions” means economic, financial or other sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or other relevant sanctions authority, including the U.S. and Canada.
1.8.    Clause (q) of Section 4.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety to read as follows:
(q)    Not an Investment Company. It is not, and is not controlled by, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such act, and the SPV has not relied exclusively on either or both of Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act of 1940, as amended, for an exception from the definition of “investment company”.

1.9.    Section 4.1 of the Transfer and Administration Agreement is hereby amended to add the following new clause (z) at the end thereof:
(z)    Anti-Corruption Laws and Sanctions. Policies and procedures have been implemented and maintained by or on its behalf that are designed to achieve compliance with Anti-Corruption Laws and applicable Sanctions by it and its Subsidiaries (if any), directors, officers, employees and agents, giving due regard to the nature of such Person’s business and activities, and it and its Subsidiaries (if any), and its officers and employees acting in any capacity in connection with or directly benefitting from the transactions contemplated hereby, are in compliance with Anti-Corruption Laws and applicable Sanctions, in each case in all material respects. Neither it nor any of its Subsidiaries (if any) nor, to its knowledge, any of its directors, officers, employees, or agents that will act in any capacity in connection with or directly benefit from the transactions contemplated hereby, is a Sanctioned Person. Neither it nor any of its Subsidiaries (if any) is organized or resident in a Sanctioned Country to the extent a violation of Sanctions would result. No Investment or use of proceeds thereof by the SPV will in any manner violate Anti-Corruption Laws or applicable Sanctions.
1.10.    Section 6.1 of the Transfer and Administration Agreement is hereby amended to add the following new clause (q) at the end thereof:
(q)    Anti-Corruption Laws and Sanctions. Each of the SPV and the Servicer shall maintain and enforce or cause to be maintained and enforced on its behalf policies and procedures that are designed in good faith and in a commercially reasonable manner to promote and achieve, in its reasonable judgment, compliance with Anti-Corruption Laws and applicable Sanctions by it and each of its Subsidiaries and their respective directors, officers, employees and agents, in each case giving due regard to the nature of such Person’s business and activities.
1.11.    Section 6.2 of the Transfer and Administration Agreement is hereby amended to add the following new clause (l) at the end thereof:
(l)    Anti-Corruption Laws and Sanctions.  The SPV shall not request any Investment, and it shall not use, and shall not permit its directors, officers, employees and agents to use, the proceeds of any Investment, and the Servicer (including in its capacity as Originator) shall not use, and shall not permit its Subsidiaries or its or their respective directors, officers, employees and agents to use, the proceeds of any Investment, in each case, (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case to the extent doing so would violate any applicable Sanctions, or (C) in any other manner that would result in violation of any Sanctions by any such Person.
1.12.    Subclause (i) of clause (a) of Section 9.2 of the Transfer and Administration Agreement is hereby amended to delete the word “Tax” and to insert the word “Taxes” in the place thereof.
1.13.    The first sentence of the last paragraph of Section 9.3 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

“If any Investor or any Agent shall petition the SPV for any amounts under this Section 9.3 related to Taxes imposed under (1) any amended or successor version of any applicable Law as in effect as of October 16, 2014, or any regulations or official interpretations thereof or (2) any applicable Law adopted after October 16, 2014, or any regulations or official interpretations thereof, which in each case do not constitute Excluded Taxes (which petition shall, notwithstanding anything to the contrary in this Section 9.3, be delivered by the applicable Investor or Agent to SPV not later than ten (10) Business Days after receipt by such Investor or Agent from SPV of the amount subject to such Taxes), then SPV may, at its sole expense and effort (including payment of any applicable processing and recordation fees), upon notice to the related Managing Agent and the Administrative Agent, either (i) require each Investor in such Managing Agent’s Investor Group to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.8), all of its respective rights, obligations and Commitment (if any), and interest in the Net Investment and the Asset Interest for all purposes of this Agreement and under the other Transaction Documents to an assignee that shall assume such rights, obligations, Commitment and interest (which assignee may be another Conduit Investor or Committed Investor, as applicable, if a Conduit Investor or Committed Investor accepts such assignment) or (ii) notwithstanding any other provision of this Agreement, so long as no event or circumstance has occurred and is continuing which constitutes a Termination Event, a Potential Termination Event or a Servicer Default, elect to terminate the rights, obligations and Commitment (if any) of such Managing Agent and each Investor in such Managing Agent’s Investor Group; provided, that it shall be a condition precedent to the effectiveness of any such assignment or termination that (x) in the case of an assignment, SPV shall have received the prior written consent of the Administrative Agent with respect to any assignee that is not already a member of an Investor Group hereunder, which consent shall not unreasonably be withheld, conditioned or delayed, (y) each member of the subject Investor Group shall have received payment of an amount equal to its Net Investment, and accrued interest and fees thereon and all other Aggregate Unpaids payable to it hereunder, from the assignee (to the extent of such Net Investment), if applicable, or SPV (in the case of all other amounts) and (z) in the case of an assignment, such assignment will result in a reduction in the amount which may be claimed under Section 9.3 in respect of such Taxes.”
1.14.    Schedule II of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule I hereto.
1.15.    Schedule 11.3 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as set forth on Schedule II hereto.
Section 2.    Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon:
2.1.    the payment by each of the Continuing Investors of amounts required to be paid by such Continuing Investor pursuant to Section 3.1 of this Amendment;
2.2.    the receipt by Fifth Third Bank (“Fifth Third”), by wire transfer of immediately available funds to the account specified by Fifth Third, of an amount equal to $15,748,244.94, comprised of (x) $15,714,285.71 in repayment of its Investor Group Net Investment and (y) $33,959.23 from the SPV, constituting all accrued Yield, fees and other Aggregate Unpaids (other than its Investor Group Net Investment) owing to the members of the Investor Group for which it acts as Managing Agent;
2.3.    the receipt by Citibank, N.A. (“Citi”), by wire transfer of immediately available funds to the account specified by Citi, for its own account and the account of each of CAFCO, LLC (“CAFCO”), CHARTA, LLC (“CHARTA”), CIESCO, LLC (“CIESCO”), and CRC Funding, LLC (“CRC Funding”), of an amount equal to $34,362,248.97, comprised of (x) $34,285,714.29 in repayment of its

Investor Group Net Investment and (y) $76,534.68 from the SPV, constituting all accrued Yield, fees and other Aggregate Unpaids (other than its Investor Group Net Investment) owing to the members of the Investor Group for which it acts as Managing Agent;
2.4.    the receipt by each of BTMU, SMBC Nikko Securities America, Inc. (“SMBC”) and PNC, each as a Managing Agent, for the account of the Investors in the related Investor Group, of an upfront fee equal to the product of (i) 0.10% and (ii) the sum of the Commitments of the Committed Investors in the related Investor Group by wire transfer of immediately available funds to the account specified for such Managing Agent as set forth on Schedule III attached hereto; and
2.5.    the receipt by the Administrative Agent of this Amendment and the Amended and Restated Fee Letter, dated as of the Effective Date (the “Fee Letter”), duly executed by the parties thereto.
Section 3.    Reallocation of Net Investment.
3.1.    The SPV requests that each of BTMU, SMBC and PNC, as Managing Agent for the applicable Investors in its Investor Group, make payments in respect of the Net Investment of such Investor Group, and the Conduit Investor in each such Investor Group, if any, may, and the Committed Investors in each such Investor Group shall (such Conduit Investors and Committed Investors, the “Continuing Investors”), make the payments in the applicable amounts set forth on Schedule IV hereto in accordance with the instructions specified therein. After giving effect to the foregoing payments, the respective Net Investments of the Continuing Investors will be held according to their respective Investor Group Percentages (after giving effect to the amendments pursuant to this Amendment).
3.2.    PNC (i) confirms that it has received a copy of the Transfer and Administration Agreement and the First Tier Agreement, together with copies of the financial statements referred to in Section 6.1(a) of the Transfer and Administration Agreement, to the extent delivered through the date hereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any of its Affiliates, any other Committed Investor, Conduit Investor, or Managing Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transfer and Administration Agreement and any other Transaction Document; (iii) (A) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Transfer and Administration Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto and (B) appoints and authorizes PNC to act as Managing Agent for the related Investor Group and to take such action as agent on its behalf and to exercise such powers and discretion under the Transfer and Administration Agreement and the other Transaction Documents as are delegated to a Managing Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Transfer and Administration Agreement are required to be performed by it as a Committed Investor.
3.3.    Effective as of the Effective Date, (i) PNC shall become a party to the Transfer and Administration Agreement and, to the extent provided in this Section 3, have the rights and obligations of a Committed Investor thereunder and under the other Transaction Documents, (ii) there shall be a new Investor Group consisting of PNC as the Committed Investor and Managing Agent, (iii) Fifth Third shall relinquish its respective rights and be released from its respective obligations under the Transfer and Administration Agreement, (iv) each of Citi, CAFCO, CHARTA, CIESCO and CRC Funding shall relinquish its respective rights and be released from its respective obligations under the Transfer and Administration Agreement, and (v) each of Fifth Third, Citi, CAFCO, CHARTA, CIESCO and CRC Funding shall cease to be party to the Transfer and Administration Agreement and the other Transaction Documents (including, without limitation, the Fee Letter) and shall have no further rights or obligations thereunder; provided that the provisions of Article IX and Sections 11.11 and 11.12 of the Transfer and Administration Agreement shall continue in effect for the benefit of each of Fifth Third, Citi, CAFCO, CHARTA, CIESCO and CRC Funding in respect of any actions taken or omitted to be taken by it as “Committed Investor”, “Conduit Investor” or “Managing Agent”, as applicable, under the Transfer and Administration Agreement and the other Transaction Documents prior to the Effective Date.
Section 4.    Representations and Warranties.
4.1.    (a)    Each of the SPV and the Originator hereby represents and warrants that:
(i)    This Amendment, the Transfer and Administration Agreement, as amended hereby, and the First Tier Agreement, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their respective terms.
(ii)    Upon the effectiveness of this Amendment and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Articles IV and VI of the Transfer and Administration Agreement, as applicable, and as amended hereby, are true and correct in all material respects as of the date hereof.
(b)    The SPV hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.
Section 5.    Reference to and Effect on the Transfer and Administration Agreement.
5.1.    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Transfer and Administration Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Transfer and Administration Agreement and its amendments, as amended hereby.
5.2.    The Transfer and Administration Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
5.3.    Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Conduit Investors, the Committed Investors, the Managing Agents or the Administrative Agent, nor constitute a waiver of any provision of the Transfer and Administration Agreement, any other Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.
Section 6.    CHOICE OF LAW.     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 7.    Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail (in .pdf or .tif format) of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
Section 8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

THOROUGHBRED FUNDING, INC.,
as SPV

By: ____/s/ Thomas G. Werner________________
Name:    Thomas G. Werner
Title:    Chairman and President

NORFOLK SOUTHERN RAILWAY COMPANY,
as Originator and as Servicer

By: ____/s/ Thomas G. Werner________________
Name:    Thomas G. Werner
Title:    Vice President and Treasurer

NORFOLK SOUTHERN CORPORATION

By: ____/s/ Thomas G. Werner_________________
Name:    Thomas G. Werner
Title:    Vice President and Treasurer

Signature Page to Amendment No. 11 to
Transfer and Administration Agreement

PNC BANK NATIONAL ASSOCIATION,
as a Managing Agent and a Committed Investor

By: ___/s/ Robyn Reeher__________________
Name:    Robyn Reeher
Title:    Vice President

Signature Page to Amendment No. 11 to
Transfer and Administration Agreement

VICTORY RECEIVABLES CORPORATION,
as a Conduit Investor

By:__/s/ David V. DeAngelis______________
Name:    David V. DeAngelis
Title:    Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH,
as Administrative Agent and a Managing Agent

By:__/s/ Luna Mills_____________________
Name:    Luna Mills
Title:    Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH,
as a Committed Investor

By:__/s/ Mustafa Khan__________________
Name:    Mustafa Khan
Title:    Director

Signature Page to Amendment No. 11 to
Transfer and Administration Agreement

CRC FUNDING, LLC, as a Conduit Investor

By: Citibank, N.A.,
its attorney-in-fact

By: _/s/ Steffen Lunde_____________________
Name:    Steffen Lunde
Title:     Vice President

CAFCO, LLC, as a Conduit Investor

By: Citibank, N.A.,
its attorney-in-fact

By: _/s/ Steffen Lunde_____________________
Name:    Steffen Lunde
Title:     Vice President

CHARTA, LLC, as a Conduit Investor

By: Citibank, N.A.,
its attorney-in-fact

By: _/s/ Steffen Lunde_____________________
Name:    Steffen Lunde
Title:     Vice President

CIESCO, LLC, as a Conduit Investor

By: Citibank, N.A.,
its attorney-in-fact

By: __/s/ Steffen Lunde___________________
Name:    Steffen Lunde
Title:     Vice President

Signature Page to Amendment No. 11 to
Transfer and Administration Agreement

CITIBANK, N.A.,
as a Managing Agent and a Committed Investor

By:__ /s/ Steffen Lunde_________________
Name:    Steffen Lunde
Title:    Vice President

Signature Page to Amendment No. 11 to
Transfer and Administration Agreement

FIFTH THIRD BANK,
as a Managing Agent and a Committed Investor

By:__/s/ Andrew D. Jones_______________
Name:    Andrew D. Jones
Title:    Director

Signature Page to Amendment No. 11 to
Transfer and Administration Agreement

SMBC NIKKO SECURITIES AMERICA, INC.,
as a Managing Agent

By:___/s/ Naoya Miyagaki_______________
Name:    Naoya Miyagaki
Title:    President

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Investor

By:__/s/ David W. Kee__________________
Name:    David W. Kee
Title:    Managing Director

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Investor

By: MAF Receivables Corp., its Member

By:__/s/ Irina Khaimova_________________
Name:    Irina Khaimova
Title:    Vice President

Signature Page to Amendment No. 11 to
Transfer and Administration Agreement

Schedule I to Amendment No. 11 to
Transfer and Administration Agreement

SCHEDULE II
Investor Groups

BTMU Investor Group

Conduit Investor: Victory Receivables Corporation
Committed Investor: The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
Commitment of The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch: $160,000,000
Managing Agent: The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

SMBC Investor Group

Conduit Investor: Manhattan Asset Funding Company LLC
Committed Investor: Sumitomo Mitsui Banking Corporation
Commitment of Sumitomo Mitsui Banking Corporation: $110,000,000
Managing Agent: SMBC Nikko Securities America, Inc.

PNC Investor Group

Conduit Investor: N/A
Committed Investor: PNC Bank National Association
Commitment of PNC Bank National Association: $80,000,000
Managing Agent: PNC Bank National Association

Schedule II to Amendment No. 11 to
Transfer and Administration Agreement

SCHEDULE 11.3
Address and Payment Information

If to Victory Receivables Corporation:

c/o The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
New York Branch
1251 Avenue of the Americas
New York, New York 10020
Attention: Securitization Group
Fax: (212) 782-6448
Tel: (212) 782-4911

If to The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
New York Branch:

1251 Avenue of the Americas
New York, New York 10020
Attention: Securitization Group
Fax: (212) 782-6448
Tel: (212) 782-4911

Payment Information:
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Account Title: VRC
ABA: 026-009-632
Account Number: 310-051-428
Ref: Thoroughbred Funding Inc.

If to SMBC Nikko Securities America, Inc.:

277 Park Avenue, 5th Floor
New York, NY 10172
Attn: Peter Nakhla/Structured Finance Group
Fax: (212) 224-4929
Tel: (212) 224-5370

Payment Information:
Manhattan Asset Funding Company LLC
Deutsche Bank Trust Company Americas
ABA: 021-001-033
Account Number: 01-41-9647
Beneficiary: Trust and Securities Services
Payment Details: PORT MANHAFC.3

If to Manhattan Asset Funding Company LLC: c/o SMBC Nikko Securities America, Inc. 277 Park Avenue, 5th Floor New York, NY 10172 Attn: Carolyn Schembri Fax: (212) 224-4929 Tel: (212) 224-5347

If to PNC Bank National Association:

PNC Bank, National Association
225 Fifth Avenue, 4th Floor
Pittsburgh, PA 15222
Attention: Jessica Kennedy
Telephone: (412) 467-1539
Fax: (412) 705-1225

Payment Information:
Bank name: PNC Bank, N.A.
ABA/Routing: 043-000-096
Account Name: Commercial Loan Department
Account number: 130760016803
Reference: Norfolk Southern Securitization

If to the SPV:
Thoroughbred Funding, Inc
Three Commercial Place
Norfolk, VA 23510
Fax: (757) 629-2361
Tel: (757) 629-2780

Payment Information:
Wells Fargo Bank, National Association
ABA: 121000248
Account Number: 2000035260855
Ref: Thoroughbred Funding Inc Norfolk, VA

If to the Originator, NSC or the Servicer:

Norfolk Southern Railway Company
Norfolk Southern Corporation
Three Commercial Place
Norfolk, VA 23510
Fax: (757) 629-2361
Tel: (757) 629-2780

If to the Administrative Agent:
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch 1251 Avenue of the Americas New York, New York 10020 Attention: Securitization Group Fax: (212) 782-6448 Tel: (212) 782-4911

Payment Information: The Bank of Tokyo-Mitsubishi UFJ, Ltd. Account Title: VRC ABA: 026-009-632 Account Number: 310-051-428 Ref: Thoroughbred Funding Inc.

Schedule III to Amendment No. 11 to
Transfer and Administration Agreement

Upfront Fee Payment Information
For BTMU Investor Group:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Account Name: VRC
ABA #: 026-009-632
Ref: Thoroughbred Funding Inc.
Account #: 310-051-428

For SMBC Investor Group:

JPMorgan Chase Bank
ABA #: 021-000-021
Account Name: SMBC Nikko Securities America, Inc.
Account #: 140-0-96286
Ref: Manhattan / Norfolk Southern

For PNC Investor Group:

Bank name: PNC Bank, N.A.
ABA/Routing: 043-000-096
Account Name: Commercial Loan Department
Account number: 130760016803
Reference: Norfolk Southern Securitization

Schedule IV to Amendment No. 11 to
Transfer and Administration Agreement

[See attached]